Pulse Biosciences®



Corporate Overview

January 2026

Forward Looking Statements

All statements in this presentation that are not historical are forward-looking statements, including, among other things, statements relating to the effectiveness of the Company's Nanosecond Pulsed Field Ablation (nsPFA) technology and nPulse™ System to non-thermally clear cells while sparing adjacent non-cellular tissue, statements concerning the Company's expected product development efforts and future clinical studies and regulatory submissions, whether with the U.S. FDA or otherwise, statements concerning whether any clinical study will show that the Company's novel nsPFA mechanism of action will deliver fast and precise ablations in cardiac tissue, statements concerning market opportunities, customer adoption and future use of any nsPFA technologies to address a range of conditions such as atrial fibrillation, statements concerning early clinical successes and whether they are predictive of the safety and efficacy of any medical device such as the nsPFA Cardiac Surgery System or the nsPFA Percutaneous Electrode System, Pulse Biosciences' expectations, whether stated or implied, regarding whether the Company's nsPFA technology will become a disruptive, superior and durable treatment option for treating benign thyroid nodules, atrial fibrillation or any other medical condition, and other future events. These statements are not historical facts but rather are based on Pulse Biosciences' current expectations, estimates, and projections regarding Pulse Biosciences' business, operations and other similar or related factors. Words such as "may," "will," "could," "would," "should," "anticipate," "predict," "potential," "continue," "expects," "intends," "plans," "projects," "believes," "estimates," and other similar or related expressions are used to identify these forward-looking statements, although not all forward-looking statements contain these words. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond Pulse Biosciences' control. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in Pulse Biosciences' filings with the U.S. Securities and Exchange Commission. Pulse Biosciences undertakes no obligation to revise or update information in this presentation to reflect events or circumstances in the future, even if new information becomes available.

This presentation and any documents incorporated by reference may contain market data that we obtain from industry sources. These sources do not guarantee the accuracy or completeness of the information. Although we believe that our industry sources are reliable, we do not independently verify the information. The market data may also include projections that are based on other projections. While we believe these assumptions and projections are reasonable and sound, as of the date hereof, actual results may differ from these projections.

Pulse Biosciences®

Our Mission

To build a thriving viable company
by providing revolutionary and life-changing therapy
for multiple diseases deploying our next-generation
Nanosecond Pulsed Field Ablation technology.

Our Strategy

Each segment will deliver optimized development time
and patient-first solutions through either direct to
consumer or partnership structures, enhancing speed
to market and capital efficiency.

Pulse Biosciences®

Experienced Technologists, Operators and Clinicians
From Proven Leadership Team



Paul LaViolette
Chief Executive Officer
Co-Chairman of the Board



Kevin Danahy
Chief Commercial Officer



Darrin Uecker
Chief Technology Officer
Director



Jon Skinner
Chief Financial Officer

Renowned Scientific Expertise



Dr. Niv Ad
Chief Science Officer,
Cardiac Surgery



Dr. Gan Dunnington
Chief Medical Officer,
Cardiac Surgery



Dr. David Kenigsberg
Chief Medical Officer,
Electrophysiology

Established Board of Directors



Robert (Bob) W. Duggan
Co-Chairman of the Board of Directors



Mahkam "Maky" Zanganeh, DDS
Director



Manmeet S. Soni
Director



Richard van den Broek
Director



Maria Sainz
Director

Pulse Biosciences®

Financial Snapshot

- **Strong balance sheet as of 12/31/2025**
  - Cash and cash equivalents balance of ~$81 mm (unaudited)
  - No debt
  - Cash burn of approximately $36mm in 2024
  - Cash burn increasing: Strategic Capital to support significant expansion opportunities ($13.0mm of cash used in operating activities in 3Q25)
- **Generated initial revenue from Vybrance™ limited market release**
  - 3Q25 revenue totaled $86k

+80% Insider Ownership

Pulse Biosciences' nPulse Platform

Unlocks >$6B
in first 3 target markets

to
>$16B
global including


Pulse Biosciences

	U.S. Addressable Annual Market	Global Potential Market
Thyroid Application in Soft Tissue Ablation	$1.3B[1,2,3,4,5*]	$2.8B[1,2,3,4,5*]
Cardiac Surgery	$1.8B[6,7]	$6.0B[6,7]
EP Catheter	$3.0B[8]	$8.0B[9]

Pulse will create, expand, and upend these respective markets with therapy innovation, market penetration and global expansion

*based on reimbursement updates and asp assumptions

The Nanosecond PFA Advantage – A Novel Ablation Mechanism

A more energy-efficient ablation mechanism, enabling larger, faster, and safer ablations

Thermal



- High Thermal Energy
- Point to point ablation
- Destroys all tissue
- Thermal spread risk

First Gen PFA



- Long-duration weak pulses physically destroy cell membranes
- Thermal risk is mitigated with small electrodes and irrigation
- Stacking and rotating techniques required due to thermal risk and shallow lesions

nsPFA



- Ultrashort strong pulses penetrate cells triggering regulated cell death
- Large footprint electrodes create circumferential, deep ablations
- No stacking required due to no thermal risk

Pulse Biosciences

Pioneering nPulse™ Technology

PATENT PORTFOLIO

TOTAL:

+250	+180
Issued patents globally owned & licensed	**Pending** patent applications

144 NEW ISSUED AND PENDING PATENTS IN 2025:

+67	+77
Issued patents globally owned & licensed	**Pending** patent applications

Creating wide and deep IP portfolio to own the Nanosecond PFA space

Covering nPulse energy, systems, applications, and methods


United States Patent


United States Patent
Turovskiy et al.
Patent No.: US 12,446,944 B2
Date of Patent: Oct. 21, 2025
MAPPING AND ABLATION APPLICATORS
FIG. 43A

Pulse Biosciences®

EP Market Opportunity
AF Ablation

$3.0B[8] U.S. Addressable Annual Market

Drivers for Pulse in the EP AF Ablation Market

- Drop-in workflow replacement
- Speed + efficiency over 1st gen PFA devices
- Enhanced lesion quality
- Elevated safety



nPulse™ technology upends the EP market with a differentiated energy and novel design

Market growing at **10–15% CAGR**[8]

Global Atrial Fibrillation (AF) Disease State: **>$8B**[9] Electrophysiology Market

~1.9M[10]

U.S. patients diagnosed with AF annually

©2025 Pulse Biosciences, Inc. All rights reserved.

nsPFA Unlocks New Potential in EP

LESION QUALITY
- Single circumferential lesion – no rotation
- Lesion depth
- Transmurality
- True non-thermal MOA

SPEED
- Fewer, faster applications
- Total PVI speed
- Total procedure time
- No ablation stacking

WORKFLOW
- Map and ablate – single catheter
- Conscious sedation potential; reduced muscle stimulation
- ASC site-of-care

EFFICACY
Durability
- 3-month
- 12-month



- **NANOPULSE-AF IDE approval**
- **Expect to commence IDE enrollment in Q1 2026**
- **150+ patient EU multi-center feasibility study**

Expect to **report 6-month and 12-month follow-up data** in February at AF Symposium

Pulse Biosciences

Surgical Cardiac Ablation Market Opportunity

$1.8B[6,7] U.S. Addressable Annual Market

Annual open-heart procedures in U.S. 300K[7]

28% Patients have pre-operative AF[11]



72% Patients at high risk of developing post-op AF[12]

216k

Future Potential Prophylactic AF Annual U.S. Patients

Drivers for Pulse in the Surgical Cardiac Ablation Market

- 80,000+ annual U.S. patients with pre-operative AF
  - ~30% treated
- Pulse expects to be first PFA solution to market
- Existing market is RF technology
  - Obvious limitations



nPulse™ technology expands the market

Pulse Biosciences

nsPFA Unlocks New Potential in Surgical AF Ablation

LESION QUALITY

- Transmural treatment zone
- True non-thermal mechanism of action

SPEED

- Application speed
- Total PVI/PWI speed
- Reduced pump time

WORKFLOW

- Seamless transition to nPulse™ design
- Two curve styles for versatility

EFFICACY

- Durability
- 3-month EP mapping data

- **NANOCLAMP AF Pivotal Study approved and enrolling**
- **Treated 44 patients in EU feasibility study**
- **Presented late-breaking data at the 39th EACTS Annual Meeting (October 2025)**
  - Durable, consistent pulmonary vein and posterior box isolation achieved in the first 24 patients



FDA approved IDE pivotal study underway

Pulse Biosciences®

Benign Thyroid Market Opportunity

Drivers for Pulse in the Benign Thyroid Market

- Thyroid-sparing procedure
- Nonsurgical intervention
- Potential to eliminate up to ~150k thyroidectomies yearly

BTN patients diagnosed in U.S. ~250k[3,4,5]

U.S. Addressable Annual Market



~150k Benign thyroidectomies

~100k Enter “Watchful Waiting”

$1.3B+

Annual U.S. TAM[1,2,3,4,5*]



nPulse™ technology is a new paradigm for surgical patients and watchful waiters

Newly created untapped market

Pulse Biosciences®

nsPFA Unlocks New Potential in Soft Tissue Ablation



LESION QUALITY

- True non-thermal MOA
- Rapid, natural clearing process

SPEED

- 8 sec. ablation
- Average <7 minutes of energy delivery

WORKFLOW

- Safe, fast and efficient OR procedure
- Conscious Sedation for maximum patient comfort

EFFICACY

- 0 SAEs
- High tumor Volume Reduction Rate
- Durable reduction at 15+ months

- **Multi-center clinical study (PRECISE-BTN) treating benign thyroid nodules**
  - Nearing completion
- **Increasing procedure volumes**
  - Pilot program converting to 100% commercial focus
  - Focused commercial market release

FDA 510(k) approved and commercial launch underway

Pulse Biosciences®

Rapid Progress: 2025 Achievements and 2026 Plans

2025 Plans and Accomplishments	2026 Momentum and Intentions
Electrophysiology	
• Generating Data • IDE Approval	• Clear safety, speed and workflow evidence • Efficacy evidence — Presenting at AF Symposium • IDE approved — enroll in 2026
Cardiac Surgery	
• Generating Data • IDE Approval	• Significant safety and efficacy data • IDE enrolling
Percutaneous Thyroid	
• Pilot Launch • Initiating Pivotal	• Pilot converted to commercial • Completed over 275 cases • Compelling outcomes data NASIT, March 2026 • Pivotal enrollment to be completed Q1 '26

Pulse Biosciences

Summary

Novel nPulse™ Energy • Unique MOA • Patent protected • Nonthermal	**IP +250 Issued +180 Pending** • Pulse owns the Nanosecond PFA Space	**Clinical evidence** • Mounting and superior • Paradigm shifting care	**U.S. clinical studies** • 2 pivotal IDE studies underway • Measurable milestones
Target Market Values • +$6B U.S. annual addressable market • Create, expand, upend	**Portfolio of future indications** • Multiple clinical programs activated • MIS and Int. Oncology	**Expanding commercialization** • Initiated nPulse™ Vybrance™ limited market release	**Strong balance sheet** • Cash balance of ~$81mm as of 12/31/2025

Pulse Biosciences®

Citations

1) Data on file. Thyroidectomy WW Procedure Data provided by iData
2) https://www.ncbi.nlm.nih.gov/pmc/articles/PMC8215427/
3) Fine-Needle Aspiration of the Thyroid Gland https://www.ncbi.nlm.nih.gov/books/NBK285544/
4) CMS - https://www.cms.gov/medicare-coverage-database/view/lcd.aspx?lcdid=38968&ver=4
5) CDC - https://seer.cancer.gov/statfacts/html/thyro.html
6) Global Cardiac Surgical Volume and Gaps: Trends, Targets, and Way Forward. Annals of Thoracic Surgery. 2023, ISSN 2772-9931, https://doi.org/10.1016/j.atssr.2023.11.019.
7) Cardiac Surgery at Mayo Clinic—A 70th Anniversary Celebration - https://www.mayoclinicproceedings.org/article/S0025-6196(25)00560-9/fulltext
8) Clarivate – US EP Market Report. Data on File.
9) Company filings, BofA Global Research. Revenue is BofA estimate from BofA Global Research Market Report. Data on File.
10) Joglar et al J.A.C.C. V O L . 8 3 , N O . 1 , 2 0 2 42023 Guideline for the Diagnosis and Management of Atrial Fibrillation J A N U A R Y 2 / 9 , 2 0 2 4 : 1 0 9 – 2 7 9116 (Linear Interpolation)
11) McCarthy, P. M. et al. Prevalence of atrial fibrillation before cardiac surgery and factors associated with concomitant ablation. J. Thorac. Cardiovasc. Surg. 159, 2245-2253.e15.
12) Burrage, P.S., Low, Y.H., Campbell, N.G. et al. New-Onset Atrial Fibrillation in Adult Patients After Cardiac Surgery. Curr Anesthesiol Rep 9, 174–193 (2019). https://doi.org/10.1007/s40140-019-00321-4

Pulse Biosciences